RIDGEWORTH FUNDS
Supplement dated October 7, 2008 to the
RidgeWorth Funds Prospectuses dated August 1, 2008 for the
Institutional Cash Management Money Market Fund (Institutional Shares)
Institutional Municipal Cash Reserve Money Market Fund (Institutional Shares)
Prime Quality Money Market Fund (A, C, and I Shares)
Tax Exempt Money Market Fund (A, C, and I Shares)
Virginia Tax-Free Money Market Fund (A, C, and I Shares)
On September 30, 2008, the Board of Trustees of the RidgeWorth Funds listed above (the “Funds”) approved the participation by each of the Funds in the U.S. Department of the Treasury’s $50 billion Temporary Guarantee Program for Money Market Funds (the “Program”). The Program seeks to guarantee the net asset value of shares of participating money market funds as of September 19, 2008. To the extent funds are available in the Program, any shares held by investors in the Funds as of the close of business September 19, 2008 are insured against loss under the Program in the event a Fund liquidates its holdings and the per share value at the time of liquidation is less than $1 per share. Any increase in the number of shares of a Fund held in an account after the close of business on September 19, 2008 will not be guaranteed. The number of shares covered by the guarantee will be the lesser of (i) the amounts held in the Fund as of the close of business on September 19, 2008 or (ii) the amounts held in the fund on the date the guarantee is triggered. The Program only applies to shareholders of record in the Funds as of September 19, 2008. Any purchase of shares of a Fund for a new account after the close of business on September 19, 2008 will not be guaranteed.
Participation in the initial three months of the Program (i.e. until December 18, 2008) requires a payment to the U.S. Department of the Treasury in the amount of 0.01% based on the net asset value of each Fund as of September 19, 2008. This expense will be borne by the Funds without regard to any expense limitation currently in effect for the Funds. The Secretary of the Treasury may extend the Program beyond its initial three-month term through the close of business on September 18, 2009. If the Program is extended, the Funds will consider whether to continue to participate.
More information about the Program is available at http://www.ustreas.gov.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
RFSP-MM/IMMCT_001